UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 6, 2015

CANNASYS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54476	88-0367706
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1720 South Bellaire Street, Suite 325
Denver, Colorado		80222
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		Phone: (800) 420-4866

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On April 6, 2015, the Company’s board of directors approved the engagement of BF Borgers CPA, PC, Lakewood, Colorado (“BF Borgers”), as independent accountant and auditor to report on the Company’s financial statements for the year ended December 31, 2015.  This action effectively dismissed HJ & Associates, LLC (“HJ”), as the Company’s independent registered public accounting firm as of April 6, 2015.

The report of HJ on the Company’s financial statements consisting of consolidated balance sheet as of December 31, 2014, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2014, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.

In connection with the Company’s most recent fiscal year audit and any subsequent interim period preceding the dismissal of HJ, there were no disagreements with HJ or reportable events on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.  In connection with its audit of the Company’s 2014 financial statements, HJ noted no matters involving the internal control structure and its operations that it considered to be material weaknesses.

The Company has provided a copy of the foregoing disclosures to HJ and requested that HJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether HJ agrees with the above statements.  A copy of HJ’s letter, dated April 8, 2015 is filed as Exhibit 16.01 to this Form 8-K.

No consultations occurred between the Company and BF Borgers during the two most recent fiscal years and any subsequent interim period prior to BF Borger’s appointment regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location

Item 16	Letter on Change in Certifying Accountant
16.01	Letter from HJ & Associates to Securities and Exchange Commission regarding change in certifying accountant dated April 8, 2015	This filing

*
All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNASYS, INC.
Registrant

Dated: April 8, 2015	By:	/s/ Daniel Rogers
Daniel Rogers, Chief Financial Officer
Secretary/Treasurer

3